UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 30, 2019

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33492 (Commission File Number)	61-1512186 (I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500 Sugar Land, Texas 77479 (Address of principal executive offices, including zip code)

(281) 207-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 30, 2019, CVR Energy, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (“Annual Meeting”). The stockholders of the Company voted on three proposals, consisting of (1) the election of eight directors, each to serve until the 2020 annual meeting of stockholders of the Company or until such director’s successor has been elected and qualified; (2) the approval, by a non-binding advisory vote, of the Company’s named executive officer compensation, referred to as “Say-on-Pay”; and (3) the ratification of the appointment by the Audit Committee of Grant Thornton LLP as the independent registered public accounting firm of the Company for the 2019 fiscal year. For more information regarding the foregoing proposals, please see the Company’s Proxy Statement dated April 18, 2019 which was filed with the Securities and Exchange Commission pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.

At the Annual Meeting, (1) the eight directors nominated by the board of directors of the Company (the “Board”) were elected; (2) the stockholders voted in favor of the Company’s named executive officer compensation; and (3) the stockholders ratified Grant Thornton LLP as the independent registered public accounting firm for the Company for the 2019 fiscal year. The voting results for each of the proposals are summarized below.

Proposal 1 - Election of Directors

The nominees listed below were elected to the Board, with the respective votes set forth opposite of each nominee’s name:

Director	Votes For	Votes Withheld	Votes Abstain	Broker Non-Votes
Patricia A . Agnello	83,361,377	7,416,456	-	6,849,448
Bob G. Alexander	90,542,115	235,718	-	6,849,448
SungHwan Cho	78,373,159	12,404,674	-	6,849,448
Jonathan Frates	78,856,067	11,921,766	-	6,849,448
Hunter C. Gary	79,059,196	11,718,637	-	6,849,448
David L. Lamp	85,073,772	5,704,061	-	6,849,448
Stephen Mongillo	87,039,562	3,738,271	-	6,849,448
James M. Strock	87,030,824	3,747,009	-	6,849,448

Proposal 2 - Say-on-Pay Proposal

The stockholders approved, by a non-binding advisory vote, Say-on-Pay by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
90,259,492	445,201	73,140	6,849,448

Proposal 3 - Auditor Ratification Proposal

The appointment by the Audit Committee of Grant Thornton LLP as the independent registered public accounting firm for the Company for the 2019 fiscal year was ratified by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
97,447,668	114,113	65,500	-

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 31, 2019

CVR Energy, Inc.

By:	/s/ Tracy D. Jackson
Tracy D. Jackson
Executive Vice President and Chief Financial Officer